Exhibit 99.1

1	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF October 25, 2007

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information*
RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Domestic Deepwater Semisubmersibles (8)

Ocean Quest	3,500’	GOM	Contracted	DODI	special survey and maintenance	—	—	late Dec. 2007	Resume term contract plus option with Noble Energy in mid 350’s until mid June 2009. Available; actively marketing.

Ocean Star	5,500’	GOM	Contracted	Anadarko	term extension	mid 380’s	early Jan. 2007	late Nov. 2007	One-year term extension, plus option, with Anadarko in mid 410’s beginning in late Nov. 2007 and ending in late Nov. 2008. Available; actively marketing.

Ocean America	5,500’	GOM	Contracted	ENI	assignment from Mariner	mid 420’s	mid May 2007	mid Nov. 2007	Resume work with Mariner mid Nov. 2007 in mid 370’s until late April 2008, plus option; followed by special survey and maintenance beginning late April 2008 and ending late May 2008. Available; actively marketing.

Ocean Valiant	5,500’	GOM	Contracted	Anadarko	one year term extension	mid 390’s	mid Mar. 2007	mid Mar. 2008	Survey; followed by one-year term extension with Anadarko in mid 420’s beginning mid April 2008 and ending mid April 2009. Available; actively marketing.

Ocean Victory	5,500’	GOM	Contracted	Murphy	two year term ext. + option	mid 320’s	early Dec. 2006	mid Jan. 2009	Survey beginning late Dec. 2007 and ending late Jan. 2008; followed by completion of Murphy contract ending mid Jan. 2009; followed by one well, plus option, with Newfield in low 300’s (swap from Voyager contract in low 300’s) beginning mid Jan. 2009 and ending late Feb. 2009. Available; actively marketing.

Ocean Baroness	7,000’	GOM	Contracted	DODI	special survey and maintenance	—	—	—	Available; actively marketing.

Ocean Endeavor	10,000’	GOM	Contracted	Devon	four year term + option	low 250’s	early July 2007	late June 2011	Available.

Ocean Confidence	7,500’	GOM	Contracted	BP	two year term	low 280’s	early Jan. 2006	end of BP well in progress — mid April 2008	Four-year term with Murphy in the GOM in the low 500’s beginning mid April 2008 and ending mid April 2012. Available; actively marketing.

Domestic 2nd/3rd Generation Semisubmersibles (3)

Ocean Yorktown	2,850’	GOM	Contracted	DODI	prep, mobe and acceptance test for Brazil	—	—	mid May 2008	Five-year term contract with Petrobras in Brazil in mid 230’s plus lump sum mobe and potential 15% bonus beginning in mid May 2008 and ending in mid May 2013. Available.

Ocean Worker	3,500’	GOM	Contracted	DODI	survey, prep and mobe for Trinidad	—	—	mid Nov. 2007	Six-month term with Petro-Canada in Trinidad in the low 450’s beginning mid Nov. 2007 and ending mid June 2008. Available; actively marketing.

Ocean Saratoga	2,200’	GOM	Contracted	LLOG	six month term + option	low 300’s	late Oct. 2007	late April 2008	Available; actively marketing.

2	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF October 25, 2007

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information*
Domestic Jackups (8)

Ocean Crusader	200’ MC	GOM	—	DODI	Survey and maintenance	—	—	late Oct. 2007	Available; actively marketing.

Ocean Drake	200’ MC	GOM	Contracted	Fairways Offshore	two wells	low 60’s	late Oct. 2007	late Dec. 2007	Available; actively marketing.

Ocean Champion	250’ MS	GOM	Contracted	Tana	two wells	low 70’s	late Aug. 2007	early Nov. 2007	Available; actively marketing.

Ocean Columbia	250’ IC	GOM	—	DODI	Prep, maintenance and mobe to Mexico	—	—	late Nov. 2007	1-1/2 year term with Pemex in mid 120’s beginning late Nov. 2007 and ending mid June. 2009. Available; actively marketing.

Ocean Spartan	300’ IC	GOM	—	DODI	—	—	—	—	Available; actively marketing.

Ocean Summit	300’ IC	GOM	Contracted	Newfield	one well	mid 60’s	mid Sept. 2007	early Nov. 2007	Available; actively marketing.

Ocean Titan	350’ IC	GOM	Contracted	Apache	two well extension	low 80’s	mid Sept. 2007	late Nov. 2007	Available; actively marketing.

Ocean Tower	350’ IC	GOM	Contracted	DODI	special survey and maintenance	—	—	early Nov. 2007	Resume indexed term contract early Nov. 2007 thru late April 2008 with floor in low 140’s and ceiling in low 200’s. Available; actively marketing.

International Semisubmersibles (18)

MEXICO

Ocean Ambassador	1,100’	GOM	Contracted	PEMEX	four year term work	mid 50’s	late July 2003	late Dec. 2007	Available; actively marketing.

Ocean New Era	1,500’	GOM	Contracted	PEMEX	2 1/2-year term	mid 260’s	late Oct. 2007	mid Feb. 2010	Available; actively marketing.

Ocean Voyager	2,000’	GOM	Contracted	DODI	acceptance testing for Pemex	—	—	early Nov. 2007	2-1/2 year term with Pemex in mid 330’s beginning early Nov. 2007 and ending late Feb. 2010. Available; actively marketing.

NORTH SEA/MED

Ocean Nomad	1,200’	North Sea	Contracted	Talisman	18-month extension	mid 280’s	early Feb. 2007	early Aug. 2008	Two-year term extension with Talisman in mid 330’s beginning early Aug. 2008 and ending early Aug. 2010. Available; actively marketing.

Ocean Guardian	1,500’	North Sea	Contracted	Oilexco	two year term	mid 350’s	early June 2007	early June 2009	Available; actively marketing.

Ocean Princess	1,500’	North Sea	Contracted	Talisman	two year term	mid 150’s	late Jan. 2006	mid Feb. 2008	Two-year term extension with Talisman in mid 330’s beginning mid Feb. 2008 and ending mid Feb. 2010. Available; actively marketing.

Ocean Vanguard	1,500’	North Sea	Contracted	Statoil	term	mid 160’s	early April 2007	mid April 2008	Two year extension plus option with Statoil in low 400’s beginning mid April 2008 and ending mid April 2010. Available; actively marketing.

Ocean Lexington	2,200’	Egypt	Contracted	BP	36 month term + option	mid 260’s	late Nov. 2006	late Aug. 2009	Available; actively marketing.

3	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF October 25, 2007

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information*
AUSTRALASIA

Ocean Bounty	1,500	Australia	Contracted	Woodside	five wells	mid 100’s	early May 2007	mid Feb. 2008	Special Survey beginning mid Feb. 2008 and ending mid March 2008; followed by one-year term with Woodside in low 350’s beginning mid March 2008 and ending mid March 2009. Available; actively marketing.

Ocean Patriot	1,500	New Zealand	Contracted	Santos/Pogo/ OMV New Zealand	two wells + mobe to Tasmania	mid 370’s	mid Oct. 2007	late Dec. 2007	Survey, maintenance and mobe to Bass Strait ending late Jan. 2008; followed by last option well exercised with Anzon in low 350’s beginning late Jan. 2008 and ending mid Mar. 2008; followed by remainder of Santos term plus option in mid 370’s beginning mid Mar. 2008 and ending mid Oct. 2008; followed by two-year term contract in Australia at a dayrate between 380,000 and 420,000*** with Apache, plus option, beginning mid Oct.. 2008 and ending mid Oct. 2010. Available; actively marketing.

Ocean Epoch	1,640	Australia	Contracted	Shell	term program plus option	mid 220’s	early April 2006	early Jan. 2008	One year term contract with Apache in Australia at a dayrate between 330,000 and 365,000*** beginning early Jan. 2008 and ending early Jan. 2009; followed by 550-day term contract in Australia in low 350’s with BHPB, plus option, beginning early Jan. 2009 and ending mid July 2010. Available; actively marketing.

Ocean General	1,640	Indonesia	mobing to Timor Sea	Inpex	three wells	mid 130’s	early May 2007	early Dec. 2007	Two additional wells with Inpex in mid 170’s beginning early Dec. 2007 and ending mid April. 2008. Available; actively marketing.

Ocean Rover	7,000	Malaysia	Contracted	Murphy	remaining Kikeh development wells	mid 180’s	late Feb. 2007	mid May 2008	Seven option wells of approximately 30-days each with Murphy in mid 240’s ending mid Dec. 2008; followed by one well with Newfield in Malaysia in low 450’s beginning mid Dec. 2008 and ending late Jan. 2009; followed by two-year term with Murphy in Malaysia in low 450’s beginning late Jan. 2009 and ending late Jan. 2011. Available; actively marketing.

BRAZIL

Ocean Yatzy	3,300	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 110’s	early Oct. 2005	early Oct. 2009	Available.

Ocean Concord	2,200	GOM	Contracted	DODI	mobe to Brazil and acceptance test for Petrobras	—	—	late Dec. 2007	Lump-sum mobe to Brazil, plus acceptance test; followed by five-year contract with Petrobras in low 230’s plus potential 15% performance bonus beginnning late Dec. 2007 and ending late Dec. 2012. Available.

Ocean Whittington	1,500	Brazil	Contracted	Petrobras	five year term plus potential bonus	mid 220’s	late Aug. 2007	early Oct. 2012	Available.

Ocean Winner	3,500	Brazil	Contracted	Petrobras	700 day extension	low 110’s	mid Mar. 2006	mid Mar. 2010	Available.

Ocean Alliance	5,000	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	early Sept. 2005	early Sept. 2009	Available.

International Drillships (1)

Ocean Clipper	7,500	Brazil	Contracted	Petrobras	five year extension plus potential bonus	low 180’s	mid Dec. 2005	mid Dec. 2010	Available.

4	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF October 25, 2007

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information*
International Jackups (5)

Ocean Sovereign	300’ IC	Indonesia	Contracted	Kodeco	18-month term + option	mid 90’s	mid Oct. 2006	mid-April 2008	Available; actively marketing.

Ocean Spur	300’ IC	Eqypt	Contracted	NOSPCO	180-day term	high 150’s	mid May 2007	late Jan. 2008	Intermediate survey; followed by one well with Gaz de France in Egypt in low 190’s beginning early Feb. 2008 and ending late Mar. 2008. Available; actively marketing.

Ocean Heritage	300’ IC	Qatar	Contracted	QPD	two wells + option	mid 170’s	late Aug. 2007	late Jan. 2008	Available; actively marketing.

Ocean King	300’ IC	Croatia	Contracted	DODI	shipyard work for bareboat charter in Croatia	—	—	mid Nov. 2007	Shipyard work ending mid Nov. 2007; followed by two-year bareboat charter with Crosco in high 100’s beginning mid Nov. 2007 and ending mid Nov. 2009. Available; actively marketing.

Ocean Nugget	300’ IC	GOM	Contracted	Pemex	term contract	high 160’s	early Oct 2006	late Mar. 2009	Available; actively marketing.

Upgrade (1)

Ocean Monarch	2,200’	Shipyard	Upgrading	DODI	—	—	—	—	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion, including commissioning and mobe, late fourth quarter 2008; followed by four-year term, plus mobe, plus option, with Anadarko in the GOM in the mid 420’s beginning mid Jan. 2009 and ending mid Jan. 2013. Available.

New-build Rigs Under Construction (2)

Ocean Shield	350’ IC	Shipyard	—	—	—	—	—	—	Singapore shipyard, estimated completion Q1 2008; followed by one-year term in Australia with ENI in mid 260’s beginning upon delivery in the first quarter of 2008. Available; actively marketing.

Ocean Scepter	350’ IC	Shipyard	—	—	—	—	—	—	Brownsville shipyard, estimated completion Q2 2008. Available; actively marketing.

5	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF October 25, 2007

EXPECTED DOWNTIME LONGER THAN ONE WEEK
(AS OF OCTOBER 25, 2007)
	(SUBJECT TO CHANGE)
2007	Actual # Days	Comments
Q1	190	Q1, Q2, & Q3 reflect actual survey, mobe, maintenance and contract prep time
Q2	340	as compared to projected downtime and do not include incidental repair and
Q3	604	warm-stacked downtime.

Sub Total:	1,134

Est. Q4	Estimated # Days

Ocean Concord	90	Completion of Brazil Contract Prep Work, Mobe to Brazil, Acceptance Testing
Ocean Columbia	65	Completion of 5-year Survey plus Prep for, and Mobe to, Mexico, Acceptance Testing
Ocean Worker	46	Completion of 5-year Special Survey and Maintenance and Mobe to Trinidad
Ocean Baroness	26	Completion of 5-year Survey and Maintenance
Ocean Crusader	30	Completion of 5-year Special Survey and Maintenance
Ocean King	43	Completion of Shipyard Work for 2-year Bareboat Charter in Croatia
Ocean New Era	20	Mobe to Mexico and Acceptance Testing
Ocean Voyager	35	Mobe to Mexico and Acceptance Testing
Ocean Alliance	46	5-year Special Survey and Maintenance
Ocean Tower	26	5-year Special Survey and Maintenance
Ocean Quest	65	5-year Special Survey and Permanent Repairs Due to 2005 Hurricane Damage
Ocean Vanguard	21	Intermediate Survey and Maintenance
Ocean Champion	23	Leg Repair
Ocean Confidence	13	Change Out Thrusters
Ocean Victory	31	5-year Special Survey and Maintenance (cont. 31 days in Q1 2008)
Ocean Yorktown	92	Continuation of Life Extension Work, Special Survey, Brazil Prep. (cont. 137 days 2008)

Total Anticipated Q4 2007	672

Total 2007 Estimate	1,806

Anticipated 2008 Rig Surveys Requiring Shipyard Downtime: 13 Semis & 1 Jack-up — Drake, America, General, Nomad, Princess, Rover, Valiant, Guardian, Patriot,
Bounty, Ambassador, Clipper [Completion Victory and Yorktown Work Begun 2007]. On Average, Allow Approximately 50 Days/Semi & 30 Days/Jack-up.
NOTES: *Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. **An LOI is subject to customary conditions, including the execution of a definitive agreement, and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms and conditions unless otherwise indicated. Indexed contracts generally reprice every 30 days. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico. ***Dayrate range disclosed pursuant to terms of contract.

6	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF October 25, 2007
Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.